UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2023

METAWORKS PLATFORMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 24, 2023, we entered into a business development service agreement (the “Agreement”) with GSD Group, LLC (“GSD”), whereby GSD has agreed to provide certain business development and introductory services (the “Services”) to our company including the identification of new business opportunities and introductions to potential new customers in the digital and Web3 space globally and serving as liaison to new and existing customers. In consideration for the Services, we agreed to pay GSD a success fee of either: (a) twenty percent of the gross revenue of each qualified contract value or (b) twenty percent of the net profit of each qualified contract that was introduced to our company. The determination of the success fee compensation model will be determined and agreed to by both GSD and our company and designated as such on the monthly report we deliver to GSD. GSD will have the option of converting outstanding success fees into additional shares of common stock of our company at a 10% discount to the market as long as such discount is in compliance with CSE rules and regulations relating to stock issuance discounts. We also agreed to compensate GSD for any approved expenses incurred by GSD in support of our company under the Agreement. The term of the Agreement is for a period of four years and may be extended for an additional two year period with written notice by us unless one party notifies the other party, in writing, of its intent to terminate the Agreement. Shelly Murphy, a director of our company, is the Chief Executive Officer of GSD.

Item 7.01 Regulation FD Disclosure.

A news release dated August 29, 2023 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

10.1	Business Development Service Agreement dated August 24, 2023 with GSD Group, LLC

99.1	News release dated August 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWORKS PLATFORMS, INC.

/s/ Scott Gallagher
Scott Gallagher
President

August 29, 2023